UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 16, 2020

_____________________

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 1608, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Global Market

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 16, 2020, the Tonix Pharmaceuticals Holding Corp. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation, as amended, with the Secretary of State of the State of Nevada to increase the number of authorized shares of the Company’s common stock from 15,000,000 to 150,000,000 shares (the “Charter Amendment”).

As disclosed in Item 5.07 of this Current Report on Form 8-K, the Charter Amendment was approved by the Company’s shareholders at a special meeting of shareholders held on January 16, 2020 (the “Special Meeting”). The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.01 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s shareholders approved three proposals at the Special Meeting. Shareholders representing 2,949,864 shares, or 73.36%, of the common shares outstanding as of the November 22, 2019 record date were represented at the Special Meeting by proxy. The proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on December 13, 2019, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended.

Proposal 1

The Company’s shareholders approved an amendment to the Company’s Articles of Incorporation, as amended, to increase the Company’s authorized shares of common stock from 15,000,000 to 150,000,000, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,195,306	728,402	26,156	N/A

Proposal 2

The Company’s shareholders approved the Tonix Pharmaceuticals Holding Corp. 2020 Stock Incentive Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,051,221	293,951	14,959	1,589,733

Proposal 3

The Company’s shareholders approved, for purposes of complying with applicable NASDAQ Listing Rules, the potential issuance and sale of 20% or more of the Company’s common stock pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund LLC, pursuant to which Lincoln Park has agreed to purchase from the Company, from time to time, up to $15,000,000 of common stock, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,140,926	212,233	6,972	1,589,733

Proposal 4

The Company’s shareholders approved a proposal for the adjournment of the Special Meeting to solicit additional proxies, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,127,115	215,945	17,071	1,589,733

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.

	3.01	Certificate of Amendment to Tonix Pharmaceuticals Holding Corp.’s Articles of Incorporation, as amended, filed with the Secretary of State of the State of Nevada on January 16, 2020

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: January 16, 2020	By: /s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer